September 18, 2000

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re: Provident Home Equity Loan Trust 2000-A Home Equity Loan Asset-Backed Notes, Series 2000-A; File No. 333-95263.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust (the "Trust") created pursuant to a Sale and Servicing agreement dated as of June 1, 2000 (the "Agreement") among Provident Home Equity Loan Trust 2000-A, a Delaware business trust (the "Trust"), The Provident Bank, an Ohio banking corporation, as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture "Trustee").

     The Provident Home Equity Loan Trust 2000-A will issue two classes of Home Equity Loan Asset-Backed Notes, the Class A-1 Notes and the Class A-2 Notes, pursuant to the indenture to be dated as of June 1, 2000, between the trust and Bankers Trust Company of California, N.A. as indenture trustee. Pursuant to the indenture, the Class A-1 Notes will be secured by the Group 1 Loans and the Class A-2 Notes will be secured by the Group 2 Loans. The Class A-1 Notes and the Class A-2 Notes are referred to herein collectively as the Class A Notes. The trust will also issue the Group 1 Transferor Interest and the Group 2 Transferor Interest pursuant to the trust agreement. The indenture, the trust agreement and the sale and servicing agreement are collectively referred to as the agreements. The forms of the agreements have been filed as exhibits to the registration statement of which the Prospectus Supplement and the Prospectus are a part.

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No.
     333-95263). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company of California, N.A.
     S.E.C. Reporting Agent for Provident Home Equity Loan Trust 2000-A Home Equity Loan Assset-Backed Notes, Series 2000-A.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  July 25, 2000


                                 THE PROVIDENT BANK,
           (as "Transferor" and "Master Servicer", under the Sale and Servicing Agreement dated as of June 1, 2000 (the "Agreement") providing for the issuance of the Provident Home Equity Loan Trust 2000-A Home Equity Loan Asset-Backed Notes, Series 2000-A.)


                       PROVIDENT HOME EQUITY LOAN TRUST 2000-A
                  HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2000-2
                 (Exact name of Registrant as specified in its Charter)


                                        OHIO
                     (State or Other Jurisdiction of Incorporation)

               333-95263                  31-0412725
          (Commission File Number)        (I.R.S. Employer Identification No.)


          ONE EAST FOURTH STREET
          CINCINNATI, OHIO                             45202
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 272-4095


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of July 25, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Agreement, dated as of June 1, 2000.


          Date:  September 18, 2000         By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of July 25, 2000.





                              Provident Home Equity Loan Trust   2000-A
                              Home Equity Loan Asset-Backed Notes
                              July 25, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  Prep
>ayment Report                                                      14
                                                                       8.  Real
>ized Loss Report                                                   17
                                                                       9.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     20
                                                                           Tota
>l Number of Pages
> 20
                                                            CONTACTS
                                                                            Adm
>inistrator:   Ronaldo R Reyes
                                                                            Dir
>ect Phone Number:   (714)247-6320
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Provident Bank
>                                                         Cut-Off Date:
>     May 31, 2000
                              Certificate Insurer:          MBIA Insurance Corp
>oration                                                  Closing Date:
>      June 30, 2000
                              Servicer(s):                  Provident Bank
> Master Servicer                                         First Payment Date:
>  July 25, 2000
                              Underwriter(s):               Lehman Brothers Sec
>urities Corporation                                      Distribution Date:
>    July 25, 2000
                                                            Prudential Securiti
>es Incorporated                                          Record Date:
>      July 24, 2000

>                          Page 1 of 20
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                PB00A1  200007
>        0       0  275527       0       0       0       0      12       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                PB00A1  200007
>        1       0  224421       0       0       0       0       9       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                PB00A1  200007
>        2       0   51106       0       0       0       0       3       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  275527      12       0       0       0       0       0      0 1.6E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0  224421       9       0       0       0       0       0      071365
>888
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0   51106       3       0       0       0       0       0      088834
>847
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      43
>0       0                                                               0
>                                                 0       0     0.00170773
                         2060263867714.5       0       0       0      43
>0       0                                                               0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.61E+08    5987    5922 2060263867714.5       0       0       0      43
>0       0       066750.29       01447349413672490       0       0       0
> 0       0       0       0       0       0       0       0    0.001707725

>
>                                                         0      0.0030623
                         1561532587958.3       0       0       0      29
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
73285170    2740    2691 1561532587958.3       0       0       0      29
>0       0       029735.78       0 5877709 5520879       0       0       0
> 0       0       0       0       0       0       0       0    0.003062298

>
>                                                         0     0.00058038
                        498731.2279756.3       0       0       0      14
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
88056359    3247    3231498731.2279756.3       0       0       0      14
>0       0       037014.51       0 8595785 8151611       0       0       0
> 0       0       0       0       0       0       0       0    0.000580378

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.00170773       0       0       0                   0.0
>97
                                                        0                   0.0
>82
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.001707725       0       0       0  Jul-00161.34150.0903
>46                                                0.0054870.994513
>   0.0054870.063893                0.063893       0
              0         0.0030623       0       0       0
                                         BankruptREO     Loan GroLoan GroLoan G
>roup 1
>           Loan Group 1            Loan Group 1    Loan Group 1
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.003062298       0       0       0  Jul-0073.28517 0.082
>36                                                0.0084230.991577
>   0.0084230.096522                0.096522       0
              0        0.00058038       0       0       0
                                         BankruptREO     Loan GroLoan GroLoan G
>roup 2
>           Loan Group 2            Loan Group 2    Loan Group 2
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.000580378       0       0       0  Jul-0088.056360.0967
>61                                                0.0031670.996833
>   0.0031670.037348                0.037348       0
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
        867.7145       0       1                       0       0
>        0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       3
>  0

>
>                         7        REO Report                             0

>
>                         8        Foreclosure Report                     0

>
>                         9       7Prepayment Report             14       3
>  0

>
>                        10        Prepayment Detail Report               0

>
>                        11       8Realized Loss Report          17       3
>  0

>
>                        12        Realized Loss Detail Report            0

>
>                        13       9Triggers, Adj. Rate Cert      20       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         20
Loan GroLoan Group 1                                    Loan Group 1
>         Loan Group 1                    Loan Group 1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
        587.9583       0       1                       0       0
>        0
Loan GroLoan Group 2                                    Loan Group 2
>         Loan Group 2                    Loan Group 2
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
        279.7563       0       1                       0       0
>        0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               0               0
               0               0
       0       3       3       1
               0               0
       0       3       3       1
               0               0
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              20